Supplement to the
Strategic Advisers® Short Duration Fund
July 30, 2025
Summary Prospectus

Effective January 1, 2026, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Allocating assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
ASD-SUSTK-0925-100 1.9921440.100	September 15, 2025